Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS RECORD FISCAL 2017
 THIRD QUARTER RESULTS

-- Product Line Expansion Enhances Growth Opportunities;
Nine-Month Net Income Up Sharply Over Prior Year --

LOS ANGELES, CA – February 9, 2017 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2017 third quarter -- reflecting record profitability on a reported and adjusted basis.

Net sales for the fiscal 2017 third quarter were $112.6 million compared with $94.0 million for the same period a year earlier. The company’s sales performance for the fiscal 2017 third quarter reflects continued strength of its rotating electrical business, as well as contributions from its other product lines -- including the company’s emerging brake power boosters, which began shipping in August. The increase in sales also benefitted from $9.3 million due to a change in estimate in the accrual for anticipated stock adjustment returns.  Additional details are included in the attached financial tables.

All results labeled as “adjusted” in this press release are non-GAAP measures as discussed more fully below under the heading “Use of Non-GAAP Measures.”

Adjusted net sales for the fiscal 2017 third quarter were $112.9 million compared with $94.0 million a year earlier.

Net income for the fiscal 2017 third quarter was $11.1 million, or $0.57 per diluted share, compared with $7.7 million, or $0.41 per share, a year ago.

Adjusted net income for the fiscal 2017 third quarter was $11.7 million, or $0.60 per diluted share, compared with $9.9 million, or $0.52 per diluted share, in the same period a year earlier.

Gross profit for the fiscal 2017 third quarter was $32.4 million compared with $28.9 million a year earlier.  Gross profit as a percentage of net sales for the fiscal 2017 third quarter was 28.7 percent compared with 30.7 percent a year earlier, impacted by volume and stock update discounts for rotating electrical products and customer allowances related to new business.

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Motorcar Parts of America, Inc.
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Adjusted gross profit for the fiscal 2017 third quarter was $33.9 million compared with $29.7 million a year ago.  Adjusted gross profit as a percentage of adjusted net sales for the three months was 30.1 percent compared with 31.5 percent a year earlier.

Net sales for the fiscal 2017 nine-month period were $306.8 million compared with $271.5 million a year earlier.

Adjusted net sales for the nine-month period were $319.1 million compared with $282.4 million last year.

Net income for the nine-month period was $27.8 million, or $1.43 per diluted share, compared with $8.3 million, or $0.44 per diluted share, in fiscal 2016.

Adjusted net income for the fiscal 2017 nine-month period was $34.3 million, or $1.77 per diluted share, compared with $30.1 million, or $1.59 per diluted share, in fiscal 2016.

Gross profit for the fiscal 2017 nine-month period was $83.4 million compared with $76.7 million a year earlier.  Gross profit as a percentage of net sales for the same period was 27.2 percent compared with 28.3 percent a year earlier, impacted by customer allowances and initial return accruals related to new business.

Adjusted gross profit for the fiscal 2017 nine-month period was $98.7 million compared with $87.8 million a year ago.  Adjusted gross profit as a percentage of adjusted net sales for the nine months was 30.9 percent compared with 31.1 percent a year earlier.

            “As we approach the end of fiscal 2017, we are well-positioned within a $116 billion aftermarket hard parts industry.  We anticipate continued growth in all of our product lines, and we are encouraged by the additional opportunities we are seeing.  Our adjusted double-digit sales growth over the last five years highlights the company’s success and we remain optimistic about the future,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

“The company is poised for further growth as we harness our distribution relationships and leverage our scale, global footprint and financial strength to deliver growth and profits to shareholders. Our positive outlook is supported by an aging vehicle population, increased miles driven and related factors, all of which should continue to contribute to overall growth in the aftermarket industry.  As always, we thank our entire team for their day-in and day-out commitment to excellence and our company,” Joffe said.

Use of Non-GAAP Measures

This press release includes the following non-GAAP measures - adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin, which are not measures of financial performance under GAAP, and should not be considered as alternatives to net sales, net income (loss), EBITDA, income from operations, gross profit or gross profit margin as a measure of financial performance.  The Company believes these non-GAAP measures, when considered together with the corresponding GAAP measures, provide useful information to investors and management regarding financial and business trends relating to the company’s results of operations.  However, these non-GAAP measures have significant limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP.  Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, measures of financial performance in accordance with GAAP.  For a reconciliation of adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin to their corresponding GAAP measures, see the financial tables included in this press release.  Also, refer to our Form 8-K to which this release is attached, and other filings we make with the SEC, for further information regarding these adjustments.

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Motorcar Parts of America, Inc.
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Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call this morning will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time on February 9, 2017 through 8:59 p.m. Pacific time on Thursday, February 16, 2017 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 64192462.

About Motorcar Parts of America, Inc.

Motorcar Parts of America is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel hub assembly products, brake master cylinders, brake power boosters and turbochargers utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with facilities located in California, Mexico, Malaysia and China, and administrative offices located in California, Tennessee, Virginia, Mexico, Singapore, Malaysia and Toronto.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2016 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015

Net sales	$112,595,000	$94,022,000	$306,843,000	$271,527,000
Cost of goods sold	80,225,000	65,123,000	223,424,000	194,817,000
Gross profit	32,370,000	28,899,000	83,419,000	76,710,000
Operating expenses:
General and administrative	7,952,000	8,802,000	21,446,000	38,381,000
Sales and marketing	3,234,000	2,671,000	8,575,000	7,583,000
Research and development	1,039,000	711,000	2,813,000	2,093,000
Total operating expenses	12,225,000	12,184,000	32,834,000	48,057,000
Operating income	20,145,000	16,715,000	50,585,000	28,653,000
Interest expense, net	3,357,000	2,516,000	9,365,000	13,566,000
Income before income tax expense	16,788,000	14,199,000	41,220,000	15,087,000
Income tax expense	5,678,000	6,451,000	13,459,000	6,821,000
Net income	$11,110,000	$7,748,000	$27,761,000	$8,266,000
Basic net income per share	$0.59	$0.42	$1.49	$0.45
Diluted net income per share	$0.57	$0.41	$1.43	$0.44
Weighted average number of shares outstanding:
Basic	18,675,125	18,319,531	18,587,946	18,180,039
Diluted	19,441,265	19,095,704	19,399,857	18,981,421

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	December 31, 2016	March 31, 2016
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$3,941,000	$21,897,000
Short-term investments	1,966,000	1,813,000
Accounts receivable — net	22,667,000	8,548,000
Inventory— net	71,340,000	58,060,000
Inventory unreturned	5,098,000	10,520,000
Deferred income taxes	34,723,000	33,347,000
Prepaid expenses and other current assets	7,478,000	5,900,000
Total current assets	147,213,000	140,085,000
Plant and equipment — net	18,243,000	16,099,000
Long-term core inventory — net	257,198,000	241,100,000
Long-term core inventory deposits	5,569,000	5,569,000
Long-term deferred income taxes	456,000	236,000
Goodwill	2,551,000	2,053,000
Intangible assets — net	4,150,000	4,573,000
Other assets	7,649,000	3,657,000
TOTAL ASSETS	$443,029,000	$413,372,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$77,552,000	$72,152,000
Accrued liabilities	8,716,000	9,101,000
Customer finished goods returns accrual	12,567,000	26,376,000
Accrued core payment	11,791,000	8,989,000
Revolving loan	18,001,000	7,000,000
Other current liabilities	11,579,000	4,698,000
Current portion of term loan	3,064,000	3,067,000
Total current liabilities	143,270,000	131,383,000
Term loan, less current portion	17,691,000	19,980,000
Long-term accrued core payment	15,181,000	17,550,000
Long-term deferred income taxes	13,577,000	14,315,000
Other liabilities	13,374,000	19,336,000
Total liabilities	203,093,000	202,564,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized; 18,693,779 and 18,531,751 shares issued and outstanding at December 31, 2016 and March 31, 2016, respectively	187,000	185,000
Additional paid-in capital	206,619,000	203,650,000
Retained earnings	40,478,000	11,825,000
Accumulated other comprehensive loss	(7,348,000)	(4,852,000)
Total shareholders' equity	239,936,000	210,808,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$443,029,000	$413,372,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and nine months ended December 31, 2016 and 2015. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and nine months ended December 31, 2016 and 2015 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
GAAP Results:
Net sales	$112,595,000	$94,022,000	$306,843,000	$271,527,000
Net income	11,110,000	7,748,000	27,761,000	8,266,000
Diluted income per share (EPS)	0.57	0.41	1.43	0.44
Gross margin	28.7%	30.7%	27.2%	28.3%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$112,853,000	$94,022,000	$319,058,000	$282,390,000
Non-GAAP adjusted net income	11,744,000	9,942,000	34,260,000	30,086,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.60	0.52	1.77	1.59
Non-GAAP adjusted gross margin	30.1%	31.5%	30.9%	31.1%
Non-GAAP adjusted EBITDA	$23,558,000	$19,596,000	$68,247,000	$59,992,000

Note: Results for the three and nine months ended December 31, 2016 include revenue due to the change in estimate in the accrual for anticipated stock adjustment returns of $9,261,000 (which had a $4,066,000 gross profit and EBITDA impact, $2,551,000 net income impact and $0.13 earnings per diluted share impact).  The change in estimate also had a 1.3% and 0.5% gross margin impact for the three and nine months ended December 31, 2016, respectively.

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
GAAP net sales	$112,595,000	$94,022,000	$306,843,000	$271,527,000
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	-	-	3,168,000	-
Customer allowances related to new business	258,000	-	9,047,000	10,863,000
Adjusted net sales	$112,853,000	$94,022,000	$319,058,000	$282,390,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended December 31,
	2016		2015
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$11,110,000	$0.57	$7,748,000	$0.41
Adjustments:
Net sales
Customer allowances related to new business	258,000	$0.01	-	$-
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	1,295,000	$0.07	752,000	$0.04
Operating expenses
Legal, severance, acquisition, financing, transition and other costs	92,000	$0.00	873,000	$0.05
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	-	$-	(5,800,000)	$(0.30)
Bad debt expense (recovery) resulting from the bankruptcy filing by a customer	-	$-	4,451,000	$0.23
Share-based compensation expenses	818,000	$0.04	753,000	$0.04
Mark-to-market losses (gains)	2,000	$0.00	1,070,000	$0.06
Tax effected at 39% tax rate (a)	(1,831,000)	$(0.09)	95,000	$0.00
Adjusted net income	$11,744,000	$0.60	$9,942,000	$0.52

(a) Adjusted net income is calculated by applying an income tax rate of 39%; this rate may differ from the period's actual income tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Nine Months Ended December 31,
	2016		2015
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$27,761,000	$1.43	$8,266,000	$0.44
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	3,168,000	$0.16	-	$-
Customer allowances related to new business	9,047,000	$0.47	10,863,000	$0.57
Cost of goods sold
New product line start-up costs	140,000	$0.01	-	$-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	3,488,000	$0.18	1,078,000	$0.06
Cost of customer allowances and stock adjustment accruals related to new business	(568,000)	$(0.03)	(809,000)	$(0.04)
Operating expenses
Legal, severance, acquisition, financing, transition and other costs	707,000	$0.04	5,126,000	$0.27
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	-	$-	(5,800,000)	$(0.31)
Bad debt expense resulting from the bankruptcy filing by a customer	-	$-	4,451,000	$0.23
Payment made in connection with the settlement of litigation, net of insurance recoveries, related to discontinued subsidiaries	-	$-	9,250,000	$0.49
Share-based compensation expenses	2,555,000	$0.13	1,786,000	$0.09
Mark-to-market losses (gains)	(3,593,000)	$(0.19)	3,181,000	$0.17
Interest
Write-off of prior deferred loan fees	-	$-	5,108,000	$0.27
Tax effected at 39% tax rate (a)	(8,445,000)	$(0.44)	(12,414,000)	$(0.65)
Adjusted net income	$34,260,000	$1.77	$30,086,000	$1.59

(a) Adjusted net income is calculated by applying an income tax rate of 39%; this rate may differ from the period's actual income tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended December 31,
	2016		2015
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$32,370,000	28.7%	$28,899,000	30.7%
Adjustments:
Net sales
Customer allowances related to new business	258,000		-
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	1,295,000		752,000
Total adjustments	1,553,000	1.4%	752,000	0.8%
Adjusted gross profit	$33,923,000	30.1%	$29,651,000	31.5%

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Nine Months Ended December 31,
	2016		2015
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$83,419,000	27.2%	$76,710,000	28.3%
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	3,168,000		-
Customer allowances related to new business	9,047,000		10,863,000
Cost of goods sold
New product line start-up costs	140,000		-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	3,488,000		1,078,000
Cost of customer allowances and stock adjustment accruals related to new business	(568,000)		(809,000)
Total adjustments	15,275,000	3.7%	11,132,000	2.8%
Adjusted gross profit	$98,694,000	30.9%	$87,842,000	31.1%

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
GAAP net income	$11,110,000	$7,748,000	$27,761,000	$8,266,000
Interest expense, net	3,357,000	2,516,000	9,365,000	13,566,000
Income tax expense	5,678,000	6,451,000	13,459,000	6,821,000
Depreciation and amortization	948,000	782,000	2,718,000	2,213,000
EBITDA	$21,093,000	$17,497,000	$53,303,000	$30,866,000

Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	-	-	3,168,000	-
Customer allowances related to new business	258,000	-	9,047,000	10,863,000
Cost of goods sold			-
New product line start-up costs	-	-	140,000	-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	1,295,000	752,000	3,488,000	1,078,000
Cost of customer allowances and stock adjustment accruals related to new business	-	-	(568,000)	(809,000)
Operating expenses			-
Legal, severance, acquisition, financing, transition and other costs	92,000	873,000	707,000	5,126,000
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	-	(5,800,000)	-	(5,800,000)
Bad debt expense (recovery) resulting from the bankruptcy filing by a customer	-	4,451,000	-	4,451,000
Payment made in connection with the settlement of litigation, net of insurance recoveries, related to discontinued subsidiaries	-	-	-	9,250,000
Share-based compensation expenses	818,000	753,000	2,555,000	1,786,000
Mark-to-market losses (gains)	2,000	1,070,000	(3,593,000)	3,181,000
Adjusted EBITDA	$23,558,000	$19,596,000	$68,247,000	$59,992,000